UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 17, 2006

                    Central Hudson Gas & Electric Corporation
             (Exact name of Registrant as specified in its charter)

             New York                  1-3268                   14-0555980
(State or other jurisdiction of     (Commission                (IRS Employer
 incorporation or organization)     File Number)            Identification No.)

284 South Avenue, Poughkeepsie, New York                         12601-4879
(Address of principal executive offices)                         (Zip code)

                                 (845)-452-2000
               (Registrant's telephone number including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

Reference is made to Registrant's Registration Statement on Form S-3, as amended (Registration No. 333-116286) (the "Registration Statement"), for the registration under the Securities Act of 1933, as amended, of $85,000,000 aggregate principal amount of Registrant's unsecured debt securities (the "Debt Securities") that Registrant may issue in one or more series from time to time under Registrant's Indenture, dated as of April 1, 1992 (the "Indenture"), to U.S. Bank Trust National Association (formerly known as First Trust of New York, National Association) (as successor Trustee to Morgan Guaranty Trust Company of New York), as Trustee. The Registration Statement became effective on October 22, 2004.

In connection with its medium-term note program, on October 28, 2004, Registrant created and established a series of the Debt Securities, in the aggregate principal amount of $85,000,000, designated as its "Medium-Term Notes, Series E" (the "Notes") and entered into a Distribution Agreement, dated October 28, 2004, with certain investment banking firms (the "Agents") for the offer and sale of the Notes from time to time. The Distribution Agreement was amended effective November 13, 2006.

On November 17, 2006, Registrant issued and sold through the Agents a tranche of the Notes in the aggregate principal amount of $27,000,000 (the "Notes of the Fourth Tranche"). The Notes of the Fourth Tranche bear a fixed annual interest rate of 5.764%, mature on November 17, 2031 and are not redeemable prior to maturity.

Pursuant to the undertaking made by Registrant with the Securities and Exchange Commission, Registrant has filed as an exhibit to this Current Report on Form 8-K an opinion of counsel, relating to the issuance and sale of the Notes of the Fourth Tranche.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits. The following is filed as an exhibit to this Form 8-K pursuant to
Item 6.01 of Regulation S-K:

      5     Opinion of Counsel re Legality

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      CENTRAL HUDSON GAS & ELECTRIC
                                      CORPORATION


Date: November 17, 2006               By: /s/ Christopher M. Capone
                                          -------------------------------------
                                          Christopher M. Capone
                                          Chief Financial Officer and Treasurer

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                                  EXHIBIT INDEX

Exhibit No.           Exhibit
-----------           -------

    5                 Opinion of Counsel re Legality